. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# CLASS A COMMON SHARES CLASS A COMMON SHARES PO BOX 43004, Providence, RI 02940-3004 ADD 4 ADD 3 ADD 2 ADD 1 DESIGNATION (IF ANY) MR ASAMPLE WITHOUT PAR VALUE Certificate Shares Number **000000****************** ***000000***************** ZQ00000000 ****000000**************** *****000000*************** DESIGNER BRANDS INC. ******000000************** INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. CUSIP 250565 10 8 Alexander David SampleMR. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David MRS. Sample **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderMR. David SampleSAMPLE **** Mr. Alexander David Sample& MRS.**** Mr. Alexander DavidSAMPLE Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** is the owner of *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 THIS CERTIFICATE IS TRANSFERABLE IN 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000***ZERO HUNDRED THOUSAND000**Shares****000 CITIES DESIGNATED BY THE TRANSFER 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 AGENT, AVAILABLE ONLINE AT 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000ZERO HUNDRED AND ZERO*****Shares****000000 www.computershare.com **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON SHARES, WITHOUT PAR VALUE PER SHARE, OF DTC Number of Shares Insurance Value Holder ID CUSIP/IDENTIFIER Total Transaction 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Certificate Numbers Designer Brands Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers. 12345678 123456789012345 Num/No. DATED DD-MMM-YYYY 6 5 4 3 2 1 COUNTERSIGNED AND REGISTERED: Chief Executive Officer COMPUTERSHARE TRUST COMPANY, N.A. Denom. TRANSFER AGENT AND REGISTRAR, XXXXXXXXXX XXXXXX XX X 1,000,000.00 6 5 4 3 2 1 123456 Total 7 6 5 4 3 2 1 By Senior Vice President & General Counsel AUTHORIZED SIGNATURE

. DESIGNER BRANDS INC. The Corporation will furnish without charge within five days after receipt of written request therefor to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................Custodian................................................ (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act........................................................ (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -............................................Custodian (until age................................ ) and not as tenants in common (Cust) .............................under Uniform Transfers to Minors Act................... (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received,____________________________ hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ shares of the Class A Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________________________________________________________ Attorney to transfer the said Certificate on the books of the within named Corporation with full power of substitution in the premises. Dated: __________________________________________ 20__________________ Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature:____________________________________________________________ Signature:____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.